UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 12, 2022

Dine Brands Global, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15283	95-3038279
(State or other jurisdiction of incorporation)	(Commission File Number.)	(I.R.S. Employer Identification No.)

450 North Brand Boulevard, Glendale, California	91203-2306
(Address of principal executive offices)	(Zip Code)

(818) 240-6055

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.01 Par Value	DIN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 12, 2022 (the “Closing Date”), Applebee’s Funding LLC and IHOP Funding LLC (the “Co-Issuers”), each a special purpose wholly-owned indirect subsidiary of Dine Brands Global, Inc. (the “Corporation”) entered into a financing facility that allows for drawings of up to $325 million of variable funding notes on a revolving basis and the issuance of letters of credit (“Variable Funding Notes”). The Variable Funding Notes were issued under the Base Indenture, dated September 30, 2014, as amended and restated as of June 5, 2019, among the Co-Issuers and Citibank, N.A., as Trustee and Securities Intermediary and previously filed as Exhibit 4.1 to the Corporation’s Current Report on Form 8-K on June 5, 2019 (“Base Indenture”), and the Series 2022-1 Supplement to the Base Indenture, dated August 12, 2022, among the Co-Issuers and Citibank, N.A., as Trustee and the 2022-1 Securities Intermediary (“Series 2022-1 Supplement”), a copy of which is attached hereto as Exhibit 4.2. Drawings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement, dated August 12, 2022, among the Co-Issuers, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, the Corporation, as manager, certain conduit investors, financial institutions and funding agents, and Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, swingline lender and administrative agent (the “Purchase Agreement”), a copy of which is attached hereto as Exhibit 10.1.

The Variable Funding Notes will be governed, in part, by the Purchase Agreement and by certain generally applicable terms contained in the Base Indenture and the Series 2022-1 Supplement. The applicable interest rate under the Variable Funding Note depends on the type of borrowing by the Co-Issuers. The applicable interest rate for advances is generally calculated at a per annum rate equal to the commercial paper funding rate or one-, two-, three- or six-month Term SOFR Rate, in either case, plus 2.50%. The applicable interest rate for swingline advances and unreimbursed draws on outstanding letters of credit is a per annum base rate equal to the sum of (a) the greatest of (i) the Prime Rate in effect from time to time, (ii) the Federal Funds Rate in effect from time to time plus 0.50% and (iii) Term SOFR for a one-month tenor in effect at such time plus 0.50% plus (b) 2.00%. It is anticipated that the principal and interest on the Variable Funding Notes will be repaid in full on or prior to the quarterly payment date in June 2027, subject to two additional one-year extensions at the option of the Corporation upon the satisfaction of certain conditions. The Variable Funding Notes and other credit instruments issued under the Purchase Agreement are secured by the collateral described in the Base Indenture and the Guarantee and Collateral Agreement, dated September 30, 2014, and amended and restated on September 5, 2018 and June 5, 2019, by certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, in favor of Citibank, N.A., as Trustee and previously filed as Exhibit 10.2 to the Corporation’s Current Report on Form 8-K on June 5, 2019 (the “Guarantee and Collateral Agreement”). Capitalized terms used above but not defined herein are defined in the Purchase Agreement.

The above descriptions of the Base Indenture, the Series 2022-1 Supplement, the Purchase Agreement, and the Guarantee and Collateral Agreement, do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements referenced and attached hereto as Exhibit 4.2 and 10.1 or previously filed as indicated above and in each case incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

In connection with the issuance of the Variable Funding Notes described above under Item 1.01 of this Current Report on Form 8-K, on August 12, 2022, the Corporation repaid the entire outstanding principal amount of the Corporation’s $225 million revolving financing facility under certain Series 2019-1 Class A-1 Notes pursuant to the Base Indenture and the Series 2019-1 Supplement to the Base Indenture, dated June 5, 2019, among the Co-Issuers and Citibank, N.A., as Trustee and Securities Intermediary (“Series 2019-1 Supplement”), which was previously filed as Exhibit 4.2 to the Corporation’s Current Report on Form 8-K on June 5, 2019 and terminated the corresponding Class A-1 Note Purchase Agreement, dated June 5, 2019, among the Co-Issuers, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, the Corporation, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters of credit, swingline lender and administrative agent (“2019 Purchase Agreement”), which was previously filed as Exhibit 10.1 to the Corporation’s Current Report on Form 8-K on June 5, 2019.

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The above descriptions of the Base Indenture, the Series 2019-1 Supplement and the 2019 Purchase Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the agreements referenced and previously filed as indicated above and in each case incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The Corporation drew down $100 million under the Variable Funding Notes on the Closing Date. The net proceeds are anticipated to be used to pay fees and expenses incurred in connection with the issuance of the Variable Funding Notes and for general corporate purposes. After giving effect to this borrowing, the Corporation has approximately $225 million available for additional borrowings under the Variable Funding Notes.

Item 8.01 Other Events.

On August 12, 2022, the Corporation issued a press release announcing the completion of the Variable Funding Notes financing transaction. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Base Indenture, dated September 30, 2014, as amended and restated as of June 5, 2019, among the Co-Issuers and Citibank, N.A., as Trustee and Securities Intermediary (incorporated by reference from Exhibit 4.1 to the Corporation’s Current Report on Form 8-K filed on June 5, 2019).

4.2	Series 2022-1 Supplemental Indenture, dated August 12, 2022, among Applebee’s Funding LLC and IHOP Funding LLC, each a Co-Issuer, and Citibank N.A., as Trustee and Series 2022-1 Securities Intermediary.

10.1	Class A-1 Note Purchase Agreement, dated August 12, 2022, among Applebee’s Funding LLC and IHOP Funding LLC, each a Co-Issuer, certain special-purpose, wholly-owned indirect subsidiaries of the Corporation, each as a Guarantor, the Corporation, as manager, certain conduit investors, financial institutions and funding agents, Coöperatieve Rabobank U.A., New York Branch, as provider of letters of credit, swingline lender and administrative agent.

99.1	Press Release of the Corporation dated August 12, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2022	DINE BRANDS GLOBAL, INC.

	By:	/s/ Vance Y. Chang
Vance Y. Chang
Chief Financial Officer

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